UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HALLADOR ENERGY COMPANY

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91297-P42480 HALLADOR ENERGY COMPANY ATTN: TODD E. TELESZ 1183 EAST CANVASBACK DRIVE TERRE HAUTE, IN 47802 Your Vote Counts! HALLADOR ENERGY COMPANY 2026 Annual Meeting Vote by May 26, 2026 11:59 PM ET You invested in HALLADOR ENERGY COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 27, 2026. Get informed before you vote View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 27, 2026 9:00 am MDT 10375 Park Meadows Drive Suite 500, Lone Tree, CO 80124

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91298-P42480 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect seven directors named in the Proxy Statement to serve for a one-year term, or until their successors are elected and qualified: Nominees: 1a. Brent K. Bilsland For 1b. Zarrell Gray For 1c. Daniel Hudson For 1d. Bryan H. Lawrence For 1e. David J. Lubar For 1f. Barbara A. Sugg For 1g. Charles R. Wesley, IV For 2. Approve, on an advisory basis, the Named Executive Officers’ compensation; For 3. Ratify the appointment of Grant Thornton LLP, as our independent registered public accounting firm for 2026. For